UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2026

MaxCyte, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40674	52-2210438
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9713 Key West Avenue, Suite 400

Rockville, Maryland 20850

(Address of principal executive offices, including zip code)

(301) 944-1700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MXCT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 9, 2026, MaxCyte, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Ohio TopCo LP and Arcline Capital Partners A LP (together, the “Sellers”), affiliates of Arcline Investment Management, and the other parties thereto, pursuant to which the Company will acquire, indirectly, all of the outstanding equity interests of Akron BioProducts LLC (“Akron”) (the “Acquisition”).

The consideration for the Acquisition consists of (i) $105.0 million in cash payable at the closing of the Acquisition (the “Closing”), subject to customary adjustments, (ii) 20,639,733 shares (the “Stock Consideration”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), and (iii) $20.0 million in guaranteed, deferred cash payments, consisting of $10.0 million each, payable on the first business day of 2028 and the first business day of 2029.

The Purchase Agreement contains customary representations, warranties and covenants. The representations and warranties of the parties do not survive the Closing. Concurrently with the execution of the Purchase Agreement, the Company obtained a conditional binder for a buyer-side representations and warranties insurance policy, which will provide the Company’s sole recourse with respect to losses arising from breaches of the representations and warranties of the Sellers in the Purchase Agreement, except for claims against a Seller for fraud committed by such Seller. The Closing is subject to customary closing conditions, including the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the approval of the Stock Consideration for listing on The Nasdaq Stock Market LLC, and is not subject to a financing condition or the approval of the Company’s stockholders. The Purchase Agreement may be terminated under customary circumstances, including if the Closing has not occurred within 120 days after the date of the Purchase Agreement. The Closing is expected to occur before the end of 2026. The Stock Consideration will be subject to a six-month lock-up following the Closing, and at the Closing the Company and the Sellers will enter into a registration rights agreement providing for the registration of the resale of the Stock Consideration.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K, incorporated herein by reference. The Purchase Agreement is not intended to provide any factual information about the Company, the Sellers or Akron. The representations and warranties contained therein were made solely for the benefit of the parties thereto, are subject to limitations agreed upon by the parties, including confidential disclosure schedules, and should not be relied upon as characterizations of the actual state of facts.

Item 2.02. Results of Operations and Financial Condition.

On November 10, 2026, the Company issued a press release announcing its financial results for the quarter ended September 30, 2026. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 2.02, including Exhibit 99.1 hereto, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information contained herein and in the accompanying exhibit is not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any filings, except as expressly set forth by specific reference in such a filing.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the Stock Consideration is incorporated herein by reference. The 20,639,733 shares of Common Stock comprising the Stock Consideration will be issued to the Sellers at the Closing in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act, based in part on the Sellers’ representations that each is an “accredited investor” (as defined in Rule 501(a) of Regulation D) acquiring the shares for investment.

Item 7.01. Regulation FD Disclosure.

On November 10, 2026, the Company issued a press release announcing the Acquisition, a copy of which is furnished as Exhibit 99.2 to this Current Report on Form 8-K. A copy of the investor presentation regarding the Acquisition is furnished as Exhibit 99.3 to this Current Report on Form 8-K. A copy of the Company’s corporate presentation is furnished as Exhibit 99.4 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4 hereto, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, and shall not be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the expected timing and completion of the Acquisition and the related financing, the anticipated benefits of the Acquisition, and the expected registration and resale of the Stock Consideration. These statements are subject to risks and uncertainties, including that the conditions to the Closing, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, may not be satisfied, on a timely basis or at all; that the Acquisition or the financing may not be completed on the expected terms or timeline or at all; the occurrence of any event, change or other circumstance that could give rise to the termination of the Purchase Agreement; the Company’s ability to successfully integrate Akron’s business, operations and personnel and to realize the anticipated benefits of the Acquisition; the dilution to the Company’s existing stockholders resulting from the issuance of the Stock Consideration; the potential impact on the market price of the Common Stock of resales of the Stock Consideration following the expiration of the lock-up period, including pursuant to the registration rights agreement; the Company’s indebtedness under the anticipated senior secured credit facility and its obligation to make the deferred cash payments, which may become immediately due and payable upon the occurrence of certain events, including a change of control of the Company, a payment default, insolvency or the acceleration of certain other indebtedness; and the other risks described in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2025 and its subsequent Quarterly Reports on Form 10-Q. The Company undertakes no obligation to update any forward-looking statements, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

2.1	Securities Purchase Agreement, dated as of November 9, 2026, by and among Ohio TopCo LP, Arcline Capital Partners A LP, Ohio Intermediate LLC, Arcline Ohio Blocker LLC and MaxCyte, Inc. *†
99.1	Press Release, dated November 10, 2026
99.2	Press Release, dated November 10, 2026
99.3	Investor Presentation, dated November 10, 2026
99.4	Corporate Presentation, dated November 2026
104	Cover Page Interactive Data (embedded within the Inline XBRL document)

* Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

† Certain identified information has been excluded from this exhibit pursuant to Item 601(b)(2)(ii) of Regulation S-K because it is both (i) not material and (ii) the type of information that the Company treats as private or confidential. The Company agrees to furnish supplementally an unredacted copy of this exhibit to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MaxCyte, Inc.

Dated: November 10, 2026	By:	/s/ Parmeet Ahuja
Parmeet Ahuja
Chief Financial Officer